[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

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

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

     COUNTRYWIDE HOME LOANS SERVICING LP AND SPECIALIZED LOAN SERVICING, LLC
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

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

FICO & DOCUMENTATION

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AVG PRIN     CURRENT
FICO SCORE                       FULL      ALT      REDUCED   STATED   NO RATIO    NO DOC  ALL DOCS      BAL         LTV
--------------------------------------------------------------------------------------------------------------------------
(50 increment)

NOT AVAILABLE                    0.03%     0.00%     0.39%     0.00%     0.00%      0.00%     0.42%  533,006.59    72.33%

451 TO 500                       0.19%     0.00%     0.00%     0.40%     0.00%      0.00%     0.58%  369,462.10    77.45%

501 TO 550                       5.14%     0.00%     0.25%     3.98%     0.00%      0.00%     9.37%  171,724.87    74.44%

551 TO 600                       4.81%     0.00%     0.60%     4.55%     0.00%      0.00%     9.96%  167,856.67    79.45%

601 TO 650                       9.13%     0.07%     7.77%     7.99%     1.18%      0.64%    26.78%  199,210.51    82.52%

651 TO 700                       7.28%     0.00%    13.05%     7.09%     2.67%      2.76%    32.85%  240,844.46    78.84%

701 TO 750                       2.49%     0.00%     6.57%     3.91%     1.46%      0.96%    15.39%  235,952.07    77.93%

751 TO 800                       0.87%     0.00%     1.12%     1.07%     0.44%      0.87%     4.37%  220,790.87    73.03%

801 TO 850                       0.00%     0.00%     0.27%     0.00%     0.00%      0.00%     0.27%  229,783.92    78.15%

TOTAL                           29.94%     0.07%    30.02%    28.98%     5.76%      5.23%   100.00%  211,281.78    79.04%
--------------------------------------------------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

LTV & FICO

-----------------------------------------------------------------------------------------------------------------------------
                 FICO 451-                                                                           AVG PRIN          GROSS
CURRENT LTV        500      501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL      BAL       WAC   MARGIN
-----------------------------------------------------------------------------------------------------------------------------
(10 increment)

10.01 TO 20.00     0.00%     0.00%    0.02%    0.06%    0.00%    0.00%    0.03%    0.00%     0.12%   98,773.16  7.197      -

20.01 TO 30.00     0.00%     0.03%    0.05%    0.03%    0.00%    0.00%    0.04%    0.00%     0.15%   94,564.83  6.907      -

30.01 TO 40.00     0.00%     0.06%    0.09%    0.09%    0.27%    0.02%    0.03%    0.00%     0.57%  180,695.84  6.758  5.522

40.01 TO 50.00     0.00%     0.19%    0.28%    0.16%    0.80%    0.44%    0.14%    0.00%     2.00%  210,268.13  6.739  4.297

50.01 TO 60.00     0.00%     0.58%    0.26%    1.23%    2.09%    0.64%    0.94%    0.00%     5.74%  372,211.71  6.545  3.811

60.01 TO 70.00     0.00%     2.15%    1.02%    1.73%    3.54%    3.45%    0.84%    0.03%    12.76%  244,500.53  7.028  4.848

70.01 TO 80.00     0.97%     3.96%    3.82%   10.39%   16.60%    7.25%    1.37%    0.24%    44.60%  234,034.87  7.130  4.930

80.01 TO 90.00     0.00%     2.40%    3.76%    7.31%    4.58%    1.45%    0.22%    0.00%    19.72%  189,610.66  7.382  6.149

90.01 TO 100.00    0.03%     0.00%    0.65%    5.78%    4.99%    2.15%    0.75%    0.00%    14.34%  149,896.60  8.305  6.786

TOTAL              1.01%     9.37%    9.96%   26.78%   32.85%   15.39%    4.37%    0.27%   100.00%  211,281.78  7.291  5.523
-----------------------------------------------------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

PRIN BALANCE & FICO

-----------------------------------------------------------------------------------------------------------------------------------
                      FICO 451-                                                                                              GROSS
PRIN BALANCE            500      501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV   WAC   MARGIN
-----------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)

1 TO 50,000             0.00%     0.17%    0.06%    0.14%    0.03%    0.03%    0.03%    0.00%     0.48%     68.69%    8.704  7.440

50,001 TO 100,000       0.03%     0.84%    1.19%    2.19%    2.11%    1.15%    0.43%    0.03%     7.97%     82.87%    8.449  7.201

100,001 TO 150,000      0.00%     1.78%    1.50%    4.00%    3.79%    1.33%    0.41%    0.00%    12.82%     82.03%    7.815  6.293

150,001 TO 200,000      0.06%     1.47%    1.93%    3.90%    2.94%    1.78%    0.42%    0.00%    12.50%     82.16%    7.467  6.016

200,001 TO 250,000      0.00%     1.25%    1.74%    2.64%    3.45%    1.41%    0.82%    0.09%    11.41%     81.25%    7.170  5.249

250,001 TO 300,000      0.00%     1.26%    1.20%    3.54%    1.29%    2.13%    0.23%    0.00%     9.65%     79.77%    7.179  5.348

300,001 TO 350,000      0.13%     0.52%    1.03%    1.92%    2.58%    0.77%    0.26%    0.00%     7.21%     80.56%    7.019  5.736

350,001 TO 400,000      0.00%     0.60%    0.61%    1.46%    3.28%    1.02%    0.15%    0.14%     7.26%     77.78%    7.067  5.007

400,001 TO 450,000      0.17%     0.34%    0.33%    1.17%    2.03%    0.66%    0.33%    0.00%     5.04%     80.92%    7.166  5.518

450,001 TO 500,000      0.00%     1.14%    0.36%    2.65%    1.70%    0.37%    0.00%    0.00%     6.22%     76.75%    7.009  5.033

500,001 TO 550,000      0.00%     0.00%    0.00%    0.62%    3.32%    1.05%    0.00%    0.00%     4.99%     76.78%    6.909  3.369

550,001 TO 600,000      0.23%     0.00%    0.00%    0.91%    1.61%    0.45%    0.24%    0.00%     3.44%     78.50%    7.034  3.821

600,001 TO 650,000      0.00%     0.00%    0.00%    0.24%    1.76%    1.01%    0.26%    0.00%     3.26%     68.49%    6.635  3.205

650,001 TO 700,000      0.00%     0.00%    0.00%    0.00%    0.54%    0.00%    0.00%    0.00%     0.54%     75.42%    6.753      -

700,001 TO 750,000      0.00%     0.00%    0.00%    0.30%    0.59%    0.00%    0.00%    0.00%     0.88%     75.92%    7.625      -

750,001 TO 800,000      0.00%     0.00%    0.00%    0.00%    0.00%    0.30%    0.00%    0.00%     0.30%     79.93%    6.750  3.250

800,001 TO 850,000      0.00%     0.00%    0.00%    0.34%    0.66%    0.00%    0.00%    0.00%     1.00%     67.02%    6.501  2.375

850,001 TO 900,000      0.00%     0.00%    0.00%    0.36%    0.00%    0.36%    0.00%    0.00%     0.71%     70.00%    5.813  2.375

950,001 TO 1,000,000    0.39%     0.00%    0.00%    0.40%    1.17%    1.57%    0.79%    0.00%     4.32%     64.76%    6.500  3.103

TOTAL:                  1.01%     9.37%    9.96%   26.78%   32.85%   15.39%    4.37%    0.27%   100.00%     79.04%    7.291  5.523
-----------------------------------------------------------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

PREPAYMENT PENALTY & FICO

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT            FICO 451-                                                                                    GROSS   AVG PRIN
PENALTY TERM            500     501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  CURRENT LTV  WAC   MARGIN     BAL
------------------------------------------------------------------------------------------------------------------------------------
(whatever increments)

0                       0.48%    2.12%   2.31%   9.02%  16.54%   5.70%   1.46%   0.09%   37.73%    77.49%   7.3577 5.9169 239,177.22

6                       0.00%    0.00%   0.00%   0.87%   1.78%   0.33%   0.03%   0.00%    3.01%    70.03%   6.6575 3.4473 362,965.44

7                       0.00%    0.00%   0.00%   0.00%   0.13%   0.07%   0.05%   0.00%    0.25%    54.87%   6.0710      - 206,773.36

12                      0.00%    0.51%   0.21%   0.67%   1.20%   0.38%   0.40%   0.00%    3.36%    72.89%   7.0010 4.2921 292,910.55

24                      0.23%    4.92%   5.01%   9.20%   7.63%   4.56%   1.10%   0.03%   32.69%    82.79%   7.3678 5.6048 190,913.51

25                      0.00%    0.00%   0.00%   0.00%   0.00%   0.00%   0.09%   0.00%    0.09%    80.00%   7.3750 4.3750 218,110.00

36                      0.30%    1.80%   2.42%   6.71%   4.02%   2.86%   0.72%   0.14%   18.99%    80.19%   7.3284 5.6938 175,253.94

48                      0.00%    0.00%   0.00%   0.21%   0.00%   0.00%   0.00%   0.00%    0.21%    89.35%   6.9000      - 536,099.56

60                      0.00%    0.02%   0.00%   0.10%   1.55%   1.49%   0.51%   0.00%    3.68%    69.74%   6.6285 3.5441 258,229.12

TOTAL:                  1.01%    9.37%   9.96%  26.78%  32.85%  15.39%   4.37%   0.27%  100.00%    79.04%   7.2914 5.5231 211,281.78
------------------------------------------------------------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MORTG RATES & FICO

-----------------------------------------------------------------------------------------------------------------------------------
                   FICO 451-                                                                                     GROSS    AVG PRIN
MORTG RATES          500     501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  CURRENT LTV  WAC    MARGIN      BAL
-----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)

4.501 TO 5.000       0.00%    0.00%   0.00%   0.17%   0.19%   0.15%   0.00%   0.00%    0.51%    77.46%    4.973  3.8850  185,895.23

5.001 TO 5.500       0.00%    0.00%   0.00%   0.40%   0.95%   0.36%   0.02%   0.00%    1.73%    68.06%    5.383  3.3119  273,820.91

5.501 TO 6.000       0.00%    0.00%   0.09%   2.11%   3.09%   3.06%   0.97%   0.00%    9.32%    72.25%    5.856  3.4150  306,149.38

6.001 TO 6.500       0.00%    0.42%   0.42%   3.57%   6.54%   2.95%   1.13%   0.03%   15.06%    75.97%    6.353  4.4493  250,567.90

6.501 TO 7.000       0.52%    0.76%   1.64%   7.60%   8.98%   3.70%   0.68%   0.24%   24.13%    78.24%    6.822  4.8436  285,112.91

7.001 TO 7.500       0.00%    1.35%   2.65%   5.57%   5.28%   2.50%   0.85%   0.00%   18.19%    79.14%    7.336  5.4150  232,323.59

7.501 TO 8.000       0.17%    1.87%   2.14%   1.78%   3.56%   0.94%   0.16%   0.00%   10.62%    81.59%    7.807  5.9630  193,159.94

8.001 TO 8.500       0.03%    0.79%   1.48%   1.78%   1.42%   0.52%   0.13%   0.00%    6.14%    84.88%    8.315  6.7757  152,332.50

8.501 TO 9.000       0.06%    2.10%   0.59%   1.28%   1.31%   0.41%   0.22%   0.00%    5.97%    83.38%    8.783  7.3211  136,039.20

9.001 TO 9.500       0.23%    0.95%   0.52%   0.55%   0.53%   0.37%   0.21%   0.00%    3.36%    85.51%    9.289  7.8785  130,631.90

9.501 TO 10.000      0.00%    0.52%   0.17%   0.95%   0.49%   0.23%   0.00%   0.00%    2.37%    88.07%    9.793  8.6351  115,285.19

10.001 TO 10.500     0.00%    0.30%   0.09%   0.22%   0.14%   0.14%   0.00%   0.00%    0.89%    83.30%   10.303  9.0862   97,798.58

10.501 TO 11.000     0.00%    0.18%   0.13%   0.34%   0.35%   0.00%   0.00%   0.00%    1.00%    84.71%   10.758  8.3465  114,774.15

11.001 TO 11.500     0.00%    0.10%   0.03%   0.20%   0.02%   0.00%   0.00%   0.00%    0.35%    85.01%   11.352  8.6493   88,917.00

11.501 TO 12.000     0.00%    0.01%   0.00%   0.24%   0.00%   0.07%   0.00%   0.00%    0.32%    89.58%   11.746  7.2587  114,918.24

12.001 TO 12.500     0.00%    0.02%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.02%    61.52%   12.350  6.7500   39,989.42

12.501 TO 13.000     0.00%    0.00%   0.00%   0.03%   0.00%   0.00%   0.00%   0.00%    0.03%    94.93%   12.770       -   66,451.42

TOTAL:               1.01%    9.37%   9.96%  26.78%  32.85%  15.39%   4.37%   0.27%  100.00%    79.04%    7.291  5.5231  211,281.78
-----------------------------------------------------------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE

MORTG RATES & LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            GROSS
MORTG RATES        LTV 0-10 LTV 11-20 21-30 31-40 41-50 51-60 61-70  71-80  81-90  91-100   TOTAL AVG FICO  MARGIN  AVG PRIN BAL
--------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)

4.501 TO 5.000       0.00%    0.00%   0.00% 0.00% 0.00% 0.00%  0.18%  0.25%  0.08%  0.00%   0.51%  680.030   3.885   185,895.23

5.001 TO 5.500       0.00%    0.00%   0.00% 0.00% 0.36% 0.14%  0.76%  0.18%  0.29%  0.00%   1.73%  670.450   3.312   273,820.91

5.501 TO 6.000       0.00%    0.03%   0.07% 0.12% 0.24% 1.75%  2.05%  3.53%  1.31%  0.22%   9.32%  690.330   3.415   306,149.38

6.001 TO 6.500       0.00%    0.06%   0.05% 0.18% 0.54% 1.45%  1.71%  6.89%  3.41%  0.76%  15.06%  673.080   4.449   250,567.90

6.501 TO 7.000       0.00%    0.00%   0.00% 0.08% 0.14% 1.27%  2.91% 13.73%  4.39%  1.59%  24.13%  658.590   4.844   285,112.91

7.001 TO 7.500       0.00%    0.00%   0.00% 0.06% 0.50% 0.82%  2.19%  9.23%  2.75%  2.64%  18.19%  646.630   5.415   232,323.59

7.501 TO 8.000       0.00%    0.00%   0.00% 0.12% 0.00% 0.00%  1.30%  5.11%  2.63%  1.46%  10.62%  621.240   5.963   193,159.94

8.001 TO 8.500       0.00%    0.00%   0.00% 0.00% 0.01% 0.04%  0.43%  2.18%  1.53%  1.95%   6.14%  619.040   6.776   152,332.50

8.501 TO 9.000       0.00%    0.00%   0.00% 0.00% 0.12% 0.20%  0.44%  1.79%  1.59%  1.83%   5.97%  602.840   7.321   136,039.20

9.001 TO 9.500       0.00%    0.00%   0.00% 0.00% 0.00% 0.00%  0.18%  1.17%  0.90%  1.11%   3.36%  606.110   7.879   130,631.90

9.501 TO 10.000      0.00%    0.00%   0.00% 0.00% 0.02% 0.04%  0.05%  0.49%  0.49%  1.27%   2.37%  617.790   8.635   115,285.19

10.001 TO 10.500     0.00%    0.02%   0.03% 0.00% 0.00% 0.02%  0.16%  0.02%  0.17%  0.48%   0.89%  607.520   9.086    97,798.58

10.501 TO 11.000     0.00%    0.00%   0.00% 0.00% 0.06% 0.00%  0.25%  0.00%  0.05%  0.64%   1.00%  613.300   8.347   114,774.15

11.001 TO 11.500     0.00%    0.00%   0.00% 0.00% 0.00% 0.00%  0.10%  0.02%  0.11%  0.12%   0.35%  584.000   8.649    88,917.00

11.501 TO 12.000     0.00%    0.00%   0.00% 0.00% 0.00% 0.00%  0.04%  0.00%  0.01%  0.26%   0.32%  639.330   7.259   114,918.24

12.001 TO 12.500     0.00%    0.00%   0.00% 0.00% 0.00% 0.00%  0.02%  0.00%  0.00%  0.00%   0.02%  509.000   6.750    39,989.42

12.501 TO 13.000     0.00%    0.00%   0.00% 0.00% 0.00% 0.00%  0.00%  0.00%  0.00%  0.03%   0.03%  622.000       -    66,451.42

TOTAL:               0.00%    0.12%   0.15% 0.57% 2.00% 5.74% 12.76% 44.60% 19.72% 14.34% 100.00%  648.120   5.523   211,281.78
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